Exhibit 99.1
Local.com Corporate Overview 09-2011 We Connect Local Merchants with Online Consumers

Safe Harbor Statement; Non-GAAP Financial Measures 2 Certain matters being discussed by Local.com's management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements. The forward looking statements include, but are not limited to, any statements containing the words "expect", "anticipate", "estimates", "believes", "should", "could", "may", "possibly", and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company's filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements. This document includes the non-GAAP financial measure of "Adjusted Net Income/Loss" which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, in the company's press release dated August 3, 2011, as furnished on the Company's Form 8-K filed with the Securities and Exchange Commission on August 3, 2011. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company's business operations. A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Local.com Corporation Overview Founded in '99 Public (NASDAQ: LOCM) since 2004 Transitioned from search network to local search in 2005 Significant revenue and product diversification 1H11 ~200 employees with HQ Irvine, CA Our Customers Over 25MM consumers each month looking for products and services locally Over 35,000 merchants wanting to advertise to those consumers Over 100 channel partners that help us to reach merchants and consumers Our Major Partners/Customers Google, Yahoo, Supermedia (superpages.com), ATTi (yellowpages.com) Morris Communications, CNHI, GateHouse Media, EW Scripps Financials (non-GAAP) 5 year 40% CAGR, interrupted in 2011 FY11 Revenue guidance: ~$78MM 3Q11 Revenue guidance: ~$21.5MM (up 38% QoQ) and $1.5MM Adjusted Net Loss 4Q11 Revenue guidance: >$24MM (up 12% QoQ) and below $1.5MM Adjusted Net Loss 3 "Over the next five years... 39% ($5.1 billion) of the ad spending on print yellow pages will VANISH as small businesses shift marketing budgets online." "Say Goodbye to Yellow Pages" A Borrell Associates report published July 2008 Our mission is to be the leading digital media company connecting local merchants with online consumers Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items

Our Ecosystem

We Connect Local Merchants with Online Consumers

We generate revenue from ads, including pay-per-click, pay-per-call, subscription, daily deals & display

Search
Consumer Properties
- Local.com
- Krillion.com
- White label sites
- Portfolio of geo-cat. sites

Non-search new
Deals
- Spreebird

Social Media (for merchants)
- Facebook, Twitter

Display (for merchants)



Consumers

Local Merchants

Ad Partners
- Google (new)
- Yahoo
- SuperMedia
- ATTi

Channel Partners
Regional Media Publishers
- Newspapers, TV, radio stations, yellow pages

Ad Agencies new

Direct
SMB Subscribers
- Feet on the street sales new
- Telesales

1	14	40%	100	1,500	9,000	35,000	300,000	18MM	83MM
Flagship Property	Daily Deals Markets	Organic Traffic	Publisher Partners	White Label Sites	Channel SMBs	Direct SMBs	Daily Deal Members	Business Listings	MUVs in 2Q11

Local.com Corporate Presentation | 09-2011

4

Expanding Product Suite




AGENCIES
NEWS

	Consumers	Local Merchants	Channel
2010	• **Local.com** » Local business search	• **Local Premium** » Subscription ads on Local.com • **Web Hosting** » Basic product for ~$15/month	• **LocalConnect** Business Directory » 'Local businesses' tab for newspaper, tv, radio station websites
2011 new	• **Krillion.com** » Local product search • **Spreebird.com** » Deal-of-the-day » Travel deals	• **Exact Match Suite of SMB Solutions** » Three new ad products: SEO, display and social media ad packages » Mobile, ecommerce and more coming soon • **Deals** via Spreebird.com	• **Krillion** Product Directory » 'Local products' tab for newspaper, tv, radio station websites • **Rovion Ad Management Platform** » Rich media ad management for agencies and national brands to localize national ad campaigns

Local.com Corporate Presentation | 09-2011 5

4Qs Change, Challenge, Transformation → Return to Growth
local.com


3Q09 introduced ad feed product
3Q10+ phase out feed product as non-core
4Q>2Q Yahoo/Bing impact
$25.0M
$20.0M
$15.0M
$10.0M
$5.0M
$0.0M
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11E
Q4-11E
Acquired Octane360 – SEO & web hosting platform
Acquired Rovion rich media ad platform
Acquired Krillion shopping data platform
Launched Spreebird (daily deals)
Acquired Screamin' Media Group (daily deals)
Google ad feed begins

Revenue
- Diversified between partners
- Diversified outside search ecosystem

Products
- Expanded range
- Diversified outside search ecosystem

Traffic
- Record organic growth

Technology Platform
- Expanded
- Differentiated

Team
- Refined
- Streamlined

Local.com Corporate Presentation | 09-2011
6

Consumer Properties 7 A record 83MM MUVs in 2Q11 Almost 40% of traffic was organic (record level) Balance of traffic via SEM (Google/Yahoo/Bing) All users doing local+commercial searches 100,000 Sites Either owned or hosted on our platform Business search and more on Local.com Daily deals and travel deals on Spreebird.com Local product info on Krillion.com 1,500 regional media websites 100,000 geo-category websites Consumers Provided Local business listings Local product info for 70k products from 60k retailers nationwide Coupons, specials, daily deals and travel deals Events, activities, topics, reviews & more Apps & Mobile Web Coming soon Local shopping info embedded in rich media display ads Engage via mobile web & apps (coming soon) Data published across Consumer Properties

Expanding 'Exact Match' Small Business Product Suite 8 Exact Match suite of SMB ad products Three products released since May 2011 More products coming soon Subscription pricing from $129-$199/month Monetizing our ecosystem with direct advertisers Expanded product suite + Expanded sales capabilities = More defensible business with Recurring, higher margin revenues Our Products Connect Local Merchants with Online Consumers

9 More Channel Products to Expand Channel Partners LocalConnect Business directory plus widgets SEO-friendly increases publishers' site traffic Monetized by Local.com - we share revenues 100 Publishers, 1,500 Sites Primarily newspaper websites, but also tv, radio stations and cityguides Krillion product directory coming soon Google users see our search results

10 RAMP+Krillion allows local rich media ads with real-time 'in store' product, inventory and pricing data Designed for national brands with local presence Potential clients include big box retailers, automotive brands, luxury goods retailers, regional and national agencies/media brands RAMP enables the development and management of... Agency quality creative with web-based drag-and- drop interface Digital assets and content libraries Expandable, floating, pre-page interstitial banners & InPerson ad units Saves time and money, improves ROI No need for flash ad programmers Lower cost, faster turnaround ad production A unique, new local rich media ad product that captures transitioning national-to-local ad spend More Channel Products to Expand Channel Partners Localizes National Ad Campaigns

Our Target Demographic Over half of our traffic is the 'Soccer Mom' demographic Aged between 25-45 with one child or more at home Controls significant portion of the household purse strings Typically spends 80% of that money within 20 miles of home 89% of in-store purchasers in key categories have conducted online research** 82% of people visiting local search sites follow-up with offline action (store visit/call)* Soccer mom + local + commercial = ad sponsors Local.com site monetization ~$100+ RPM 11 Search Term Click Bids* Premium Restaurant $0.22 577% San Francisco Restaurant $1.27 577% Credit Union $0.45 116% Seattle Credit Union $0.52 116% Plumber $2.60 275% Plumber Los Angeles $7.14 275% Moving Company $2.35 252% Denver Moving Company $5.93 252% Divorce Attorney $2.03 186% Divorce Attorney Las Vegas $3.77 186% Auto Repair $1.97 157% Dallas Auto Repair $3.09 157% Wedding Florist $0.51 278% Orlando Wedding Florist $1.42 278% Hotel $0.99 138% New York City Hotel $1.37 138% * Bids as of January 6, 2011 ** TMP/Yahoo-comScore study - 2007 Advertisers often pay more for local keywords...

new

Spreebird 'Community Daily Deals' – It's Different

local.com

- Daily deals is an effective product that's here to stay
  - Closes the online-offline advertising gap: "Did my online ad drive traffic to my store?"
  - SMBs only pay when we drive a customer to their register
- Top Ten deal-of-the-day business (by markets)
  - Acquired Screamin' Daily Deals July 2011
  - Fourteen markets with plans for 20+ by EOY11
- Enables us to deploy a direct sales force (first time ever)
  - Develop relationship with local merchants via feet on the street for initial sale
  - We intend to farm the advertiser relationship, selling our new ad bundles

To us, schools are a 'hyperlocal node' because our target demographic typically touches a school twice each day

- Spreebird partners with a school, which then promotes us
- Mom signs up to receive deals that will benefit the school
- Mom gets a great deal from local merchants via Spreebird
- Spreebird donates back to the school in the name of the merchant
- Halo effect Merchant becomes 'community hero', leading to local branding and repeat hyperlocal business from a desirable demographic

School Rewards: Each time a soccer-mom saves money on great, hyperlocal Spreebird deals, we donate 10% of our gross profit back to the kids' school in the merchant's name.


Donation to school in merchant's name
= Community Hero!!!
Target: Soccer Mom
Hyperlocal node
spreebird
Local merchant

Local.com Corporate Presentation | 09-2011 12

Unique Local Technology Portfolio 13 Multiple databases with millions of SMB listings to validate business information We crawl the web and use our proprietary Keyword DNA(tm) + web indexing algorithms to generate all our search results Ingest real-time ad and data feeds from multiple partners Syndicates those feeds to over 100,000 sites A fully featured group- buying distribution platform Personalization engine driving enhanced user experience API, RSS, widget syndication for our regional media network and planned partners Rich media ad management and serving platform Automated creation, production, management and serving of ads Rovion 'in-person' video unit Green screen studios & network Highly scalable geo- category domain acquisition Automated website hosting & mgt. features Content marketplace for the procurement, creation, payment and management of custom local content for SMB websites Pulls real-time product inventory directly from manufacturers, retailers Data aggregation and normalization technologies and know-how Product-based search results 8 patents issued, 9 pending in local/mobile/data/display

Experienced Team with Strategy Discipline



Heath Clarke
Chairman & CEO

20+ yrs exp
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)



Mike Sawtell
COO

20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now Local.com Corp.)
COO & VP of Sales, Informative Research Management, Northrop Grumman Corp. & General Dynamics



Ken Cragun
CFO

20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.



Michael Plonski
CTO

15+ yrs exp
SVP/CIO & COO Digital Martha Stewart Living Omnimedia

VP, CTO Tribune Information Systems, Tribune Interactive



Malcolm Lewis
SVP, GM Social Buying

15+ yrs exp
Founder, Fablistic
SVP/GM, Local.com
Sr. Management, Oracle Corporation



Richard Szatkowski
SVP, GM O&O, Network

15+ yrs exp
SVP, Autobytel
SVP/GM, Miva

Local.com Corporate Presentation | 09-2011
14

Financial Performance 15 (CHART) Q4-2011 annualized revenue = $96.0M Revenue Adjusted Net Income per Share Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items

Updated Financial Guidance 16 Increased financial guidance for third quarter 2011 Revenue is expected to be approximately $21.5 million or ~38% higher than the second quarter 2011 Adjusted Net Loss is expected to be ~$1.5 million versus $1.9 million in the second quarter 2011 Projecting positive cash flow from operations Provided financial guidance for fourth quarter 2011 Revenue is expected to be greater than $24 million or ~12% higher than the third quarter 2011 Adjusted Net Loss is expected to be below $1.5 million Projecting positive cash flow from operations Updated financial guidance for fiscal year 2011 Revenue is expected to be greater than $78 million (CHART)

2Q11 Balance Sheet & Capitalization 17 Key Balance Sheet Items (in thousands) Capitalization (in thousands) June 30, 2011 Cash $13,482 Accounts Receivable 10,981 Total Assets 65,546 Total Debt - Total Liabilities 12,731 Shareholders Equity $52,815 June 30, 2011 Common stock 21,274 Options 1 (Avg. Exercise Price $4.82) 4,258 Warrants 1 (Avg. Exercise Price $7.11) 1,478 Fully Diluted 27,010 Options and warrants represent approximately $31MM in cash Additional Data: In August 2011 the Company closed on a $12 million credit facility Total authorized shares 65,000,000 common and 10,000,000 preferred In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million

Why Invest in Local.com? 18 Rapidly growing company in a rapidly growing market Beneficiary of secular trend towards online ad spend by SMBs Extensive technology platform and differentiated product portfolio An Attractive Position in Fast Growing Markets Growing revenue streams with considerable future growth potential Proprietary products that improve operating leverage over time Experienced executive team focused on execution with strategy discipline Strong Operating Model with Experienced Leadership Team Four quarters of change, challenge and transformation Not just a search engine - a media business with greater product differentiation Projecting a return to strong growth with greater revenue diversification Completing a Business Transformation

19 Thank You Heath Clarke Chairman & Chief Executive Officer hclarke@local.com Ken Cragun Chief Financial Officer kcragun@local.com 949.784.0800 http://corporate.local.com

We Operate in the High Growth Online Advertising Market 20 JiWire; Q1 2011 We compete in several high-growth local ad segments... Local search - 14.2% 2011-2012 Display/rich media - 15.5% 2011-2012 Deal-of-the-day - extreme growth Borrell Associates; 2010 Kelsey Group; March 2011 Deal of the Day/Group Buying

P&L Trend - Quarterly 21 Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items

Reconciliation: Adjusted Net Income to GAAP Net Inc - Qtrly 22